Supplement to the
Fidelity® Select Portfolios®
April 29, 2003
Prospectus

The following information supplements the information found on the back cover of the prospectus.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow us to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and TIN and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver's licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

On September 18, 2003, the Board of Trustees of the Fidelity® Select Portfolios® authorized elimination of each fund's 3.00% front-end sales charge. Beginning September 22, 2003, after 4:00 p.m. Eastern time, purchases of shares of the funds will not be subject to a sales charge. Information in this prospectus specific to front-end sales charges for these funds is no longer applicable.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 38.

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge, which has been eliminated on any purchases made after 4:00 p.m. Eastern time on September 22, 2003.

SEL-03-10 October 1, 2003
1.482105.156

The following information replaces similar information found in the "Fee Table" section on page 45.

Shareholder fees (paid by the investor directly)

Maximum sales charge (load) on purchases (as a % of offering price)A	None
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee for the Select stock funds on shares held less than 30 days (as a % of amount redeemed)B	0.75%
Exchange fee for the Select stock funds onlyC	$7.50

A A fund may impose a 3.00% sales charge on purchases upon 60 days notice to shareholders.

B A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

C The exchange fee will be deducted from the amount of your exchange, but you will not be charged an exchange fee if you exchange through any of Fidelity's automated exchange services.

The following information supplements the information found in the "Buying Shares" section on page 77.

Under applicable anti-money laundering regulations and other federal regulations, orders to purchase shares may be suspended, restricted or cancelled and the proceeds may be withheld.

The following information supplements the information found in the "Selling Shares" section beginning on page 77.

  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

The following information supplements the information found in the "Exchanging Shares" section on page 78.

  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

The following information supplements the information found in the "Features and Policies" section beginning on page 78.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The following information replaces similar information found in the "Fund Management" section beginning on page 81.

Yun-Min Chai is manager of Developing Communications Portfolio, which he has managed since May 2003. He also manages another Fidelity fund. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

Matthew Friedman is manager of Multimedia Portfolio, which he has managed since September 2003. Since joining Fidelity Investments in 1999, Mr. Friedman has worked as a research analyst and manager. Prior to joining Fidelity Investments, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

Dion Hershan is manager of Business Services & Outsourcing Portfolio, which he has managed since October 2003. Mr. Hershan joined Fidelity Investments in 2002, after receiving an MBA from Columbia University. Previously, he was an associate with the Boston Consulting Group in Melbourne Australia.

Brian Kennedy is manager of Brokerage and Investment Management Portfolio, which he has managed since October 2003. Since joining Fidelity Investments in 1997, Mr. Kennedy has worked as a research analyst and portfolio manager.

Alexander Sacerdote is manager of Defense and Aerospace Portfolio, which he has managed since October 2003. Mr. Sacerdote joined Fidelity Investments as an analyst in 1999, after receiving an MBA from Harvard. Previously, he was vice president of Finance at Interactive Imaginations in New York from 1997 to 1998.

Jody Simes is manager of Industrial Materials Portfolio, which he has managed since August 2003. Since joining Fidelity Investments in 1993, Mr. Simes has worked as a fixed-income trader, research analyst and portfolio manager.

Joshua Spencer is manager of Leisure Portfolio, which he has managed since October 2003. Mr. Spencer joined Fidelity Investments as a research analyst in 2000, after receiving an MBA from the University of Chicago. Previously, Mr. Spencer was a senior associate with ICF Kaiser Consulting Group, a consulting and engineering firm in Fairfax, Virginia from 1996 to 1998.

Brian Younger is manager of Telecommunications Portfolio, Utilities Growth Portfolio, and Wireless Portfolio, which he has managed since March 2002, May 2003, and May 2003, respectively. Since joining Fidelity Investments in June 1995, Mr. Younger has worked as a research analyst and manager.

SUPPLEMENT TO THE

FIDELITY® SELECT PORTFOLIOS®

April 29, 2003

STATEMENT OF ADDITIONAL INFORMATION

On September 18, 2003, the Board of Trustees of the Fidelity® Select Portfolios® authorized elimination of each fund's 3.00% front-end sales charge. Beginning September 22, 2003, after 4:00 p.m. Eastern time, purchases of shares of the funds will not be subject to a sales charge.

The following information replaces the similar information following the heading "Historical Fund Results" found in the "Performance" section on page 33.

Historical Fund Results. The following tables show the Select money market fund's 7-day yield and each fund's returns for the fiscal periods ended February 28, 2003. Each Select fund has a maximum front-end sales charge of 3.00% (eliminated effective September 22, 2003, after 4:00 p.m. Eastern time) which is included in the average annual and cumulative returns.

The following information replaces all information under the heading "Buying, Selling, and Exchanging Information" beginning on page 40.

On October 12, 1990, the Select funds changed their sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased shares prior to that date, when you redeem those shares a trading fee will be deducted and a deferred sales charge of 1% of this net redemption amount will be deducted. The deferred sales charge does not apply to exchanges between Select funds.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

SELB-03-03 October 1, 2003
1.475630.116

The following information supplements the similar information in the "Management Contracts" section beginning on page 57.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each Select stock fund, FMR has entered into a master international research agreement with FIIA. On behalf of each Select stock fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive research services and investment advice concerning issuers and countries outside the United States and Canada.

Under the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

The following information supplements the similar information in the "Management Contracts" section beginning on page 57.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the Select money market fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the Select money market fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States and Canada. In particular, FIIA and FIIA(U.K.)L will make minimal of credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on the fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.